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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 12, 2003


                     INDUSTRIES INTERNATIONAL, INCORPORATED
               (Exact name of registrant as specified in Charter)

            Nevada                    000-32053           87-05222115
  (State or other jurisdiction of  (Commission File No.) (IRS Employee
  incorporation or organization)                        Identification No.)


                    4/F., Wondial Building, Keji South 6 Road
                Shenzhen High-Tech Industrial Park, Shennan Road
                                 Shenzhen, China
                    (Address of Principal Executive Offices)


                               011-86-755-2693856
                            (Issuer Telephone number)

                                 Not applicable
          (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 12, 2003, the Board of Directors approved and declared a one-for-four reverse split of the company's common stock, par value $0.01 per share, for holders of record as of 5:00 pm (EST) on May 22, 2003. The reverse stock split shall become effective on June 2, 2003 as of 5:00 pm (EST).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INDUSTRIES  INTERNATIONAL,  INCORPORATED



                              By:  /s/  Weijang  Yu
                              ------------------------
                              Name:  Weijang  Yu
                              Title:  President


Dated: May 16, 2003




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